UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22894
INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)
Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA 91740
(Name and address of agent for service)
Registrant's telephone number, including area code:
(626) 385-5777
Date of fiscal year end:
June 30
Date of reporting period:
June 30, 2025

Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Act”), is as follows:
Abraham Fortress Fund
Class I/FORTX
Annual SHAREHOLDER REPORT | June 30, 2025
This annual shareholder report contains important information about the Abraham Fortress Fund (“Fund”) for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://funddocs.filepoint.com/abraham/. You can also request this information by contacting us at (844) 323-8200.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Abraham Fortress Fund (Class I/FORTX)	$73	0.74%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the twelve-month period ending 06/30/2025, the Abraham Fortress Fund had negative performance of -2.15% in FORTX.
The primary market risks we saw were 1) The ongoing US tariff situation, 2) The growing deficit and stagflation risks, and 3) Wars abroad, especially the conflicts in Russia and the Middle East. The most notable portfolio adjustment occurred at the beginning of April 2025, when the Fund reduced exposure to Equities from approximately 50% to 40% due to increased market volatility1 (measured in standard deviation2). Shortly afterwards, we temporarily decreased our 20% Fixed Income position to 0% as confidence in US debt wavered. In mid-June, we returned our Fixed Income exposure to 20%. By the end of June, we increased Equity back to approximately 52%. The Fund maintained its higher exposure to US utility stocks.
The Fund allocated 70% of its Equity position to US individual stocks and S&P 500 futures contracts. The remaining 30% went to EAFE futures contracts to give us exposure to non-US equities. Global market exposure was particularly useful when US markets floundered at the beginning of 2025. Fixed Income consisted of US Treasury Notes with an approximate duration of 8 years. Diversifying Strategies included eight external funds that generally invest in global futures markets. We continue to access these funds through a total return swap agreement with Deutsche Bank. The Fund’s swap position is collateralized with US Treasury Bills. Additionally, Diversifying Strategies included a long position in gold futures, which ranged from approximately 10% to 22.5% long notional exposure during the last six months. The 22.5% was above the normal allocation range of 0% to 15% Gold for approximately three weeks, but the portfolio managers felt the exposure was important due to unique market conditions in April when investors fled to gold instead of US treasuries. That investor behavior was highly unusual and seems to have subsided over the last month. As of the end of June, the Fund had 15% long notional exposure to Gold using gold futures.
TOP PERFORMANCE CONTRIBUTORS
Contributor #1 – The Fund’s Gold position, which is included in the Diversifying Strategies, continued to be a profitable investment, particularly as faith in the US treasury market came under fire in the second quarter of 2025. It returned approximately +3.40% for the fiscal year.
Contributor #2 – Fixed Income returned approximately +3.10% for the fiscal year.
Contributor #3 – The Fund’s Equity position returned approximately +2.97% for the fiscal year.
TOP PERFORMANCE DETRACTORS
Detractor #1 – The external funds in the Diversifying Strategies were the biggest negative performers. As a whole, Diversifying Strategies returned approximately -8.13% during the fiscal year as of 06/30/2025. Market uncertainty grew as the Trump administration implemented higher tariffs. Companies and investors grappled with market choppiness as policies shifted throughout Q2 of 2025. Choppy markets can be challenging for investment strategies like the trend following and global macro strategies in the Fund, and these strategies may rely on directionality and sustained price disruption. Historically, these investment strategies can struggle at the beginning of market downturns before they adjust to market conditions and find their footing. It’s common to hear people describe these asset classes as “not first responders.” As a result, we remain confident in this piece of our portfolio and its ability to provide value in the long term, particularly with the role it plays in diversifying our portfolio and helping moderate the portfolio’s volatility.
Detractor #2 – The Fund has lower stock exposure compared to our 70/303 benchmark and many of our competitors. Thus, the explosive positive returns in the equity market after its downturn post-Liberation Day naturally puts us at a disadvantage and is expected. However, with our lower equity exposure, we aim to moderate volatility and better manage risk in order to create a smoother return stream compared to a high-stock or pure-stock strategy.
Today, the Fund’s portfolio includes approximately:
1.       52% Stock exposure, which is invested directly into stocks or through stock index futures collateralized with T-bills
2.       20% Fixed Income exposure, with an approximate 8-year duration
3.       23% Diversifying Strategies invested in T-bills to collateralize our positions in either futures or the DB swap that gives us access to the external funds. Our futures trades include a 15% notional long allocation to gold. The notional exposure in the Diversifying Strategies typically ranges between 50-70%.
As a reminder, the Fund’s portfolio includes some leverage, which is why the portfolio’s total notional exposure is more than 100%. The portfolio’s notional exposure is accessed through derivatives instruments, such as futures and swaps. The futures and swaps are collateralized with T-bills. Since T-bills are used to collateralize these other positions, our quarterly holdings report shows the majority of our cash invested in T-bills. It is important to note that the futures, swaps, and T-bills all work together to give the Fund exposure in various stock markets and diversifying strategies.
1 Volatility is the measure of how much an investment fluctuates. In this instance, it is measured by standard deviation.
2 Standard deviation is defined as a statistical measure of the dispersion of returns for a given security or market index.
3 70/30 Stock/Bond Portfolio uses 70% MSCI ACWI Index (a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets) and 30% US Aggregate Bond Index (the Bloomberg US Aggregate Bond Index, a broad-based flagship benchmark that measures the investment grade USD-denominated fixed-rate taxable bond market), and its statistics used in the tables above reflect no deductions for fees, expenses, or taxes.
FORTX Volatility Comparisons – reflects Class I Shares fees
Volatility (Standard Deviation)	Fund	70/30 Portfolio	MSCI ACWI Index	U.S. Aggregate Bond Index
(06/30/24 - 06/30/2025)	10.55%	10.80%	15.13%	5.17%
(07/26/2018 - 06/30/2025)	8.31%	12.42%	16.43%	5.77%
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years[1]	Since Inception[1]
Abraham Fortress Fund (Class I/FORTX)	-2.15%	5.70%	5.77%
70/30 Blended Index	13.15%	9.31%	7.97%
MSCI ACWI Index	16.17%	13.65%	10.36%
Bloomberg U.S. Aggregate Bond Index	6.08%	-0.73%	1.81%
[1]
Class I shares commenced operations on July 26, 2018 and the performance figures include the performance of the Abraham Fortress Fund, LP (the CFTC regulated Predecessor Fund), prior to October 13, 2021.

Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://www.abrahamtrading.com/performance for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$75,317,508
Total number of portfolio holdings	228
Total advisory fees paid (net)	$93,632
Portfolio turnover rate as of the end of the reporting period	68%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term money market holdings, if any. The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
United States Treasury Bill, 4.115%, 9/25/2025	25.2%
United States Treasury Bill, 4.069%, 7/24/2025	18.1%
United States Treasury Bill, 4.096%, 10/23/2025	15.3%
United States Treasury Note, 4.500%, 11/15/2033	5.1%
United States Treasury Note, 4.125%, 11/15/2032	5.0%
United States Treasury Note, 3.375%, 5/15/2033	5.0%
United States Treasury Note, 4.375%, 5/15/2034	5.0%
NVIDIA Corp.	2.1%
Microsoft Corp.	2.0%
Apple, Inc.	1.8%
Asset Allocation
U.S. Treasury Bills	61.0%
Common Stocks	30.0%
U.S. Treasury Notes	20.1%
Short-Term Investments	0.0%
Liabilities in Excess of Other Assets	(11.1)%
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://funddocs.filepoint.com/abraham/. You can also request this information by contacting us at (844) 323-8200.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (844) 323-8200 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
Abraham Fortress Fund - Class I

Abraham Fortress Fund
Class K/FORKX
Annual SHAREHOLDER REPORT | June 30, 2025
This annual shareholder report contains important information about the Abraham Fortress Fund (“Fund”) for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://funddocs.filepoint.com/abraham/. You can also request this information by contacting us at (844) 323-8200.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Abraham Fortress Fund (Class K/FORKX)	$64	0.65%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the twelve-month period ending 06/30/2025, the Abraham Fortress Fund had negative performance of -2.07% in FORKX.
The primary market risks we saw were 1) The ongoing US tariff situation, 2) The growing deficit and stagflation risks, and 3) Wars abroad, especially the conflicts in Russia and the Middle East. The most notable portfolio adjustment occurred at the beginning of April 2025, when the Fund reduced exposure to Equities from approximately 50% to 40% due to increased market volatility1 (measured in standard deviation2). Shortly afterwards, we temporarily decreased our 20% Fixed Income position to 0% as confidence in US debt wavered. In mid-June, we returned our Fixed Income exposure to 20%. By the end of June, we increased Equity back to approximately 52%. The Fund maintained its higher exposure to US utility stocks.
The Fund allocated 70% of its Equity position to US individual stocks and S&P 500 futures contracts. The remaining 30% went to EAFE futures contracts to give us exposure to non-US equities. Global market exposure was particularly useful when US markets floundered at the beginning of 2025. Fixed Income consisted of US Treasury Notes with an approximate duration of 8 years. Diversifying Strategies included eight external funds that generally invest in global futures markets. We continue to access these funds through a total return swap agreement with Deutsche Bank. The Fund’s swap position is collateralized with US Treasury Bills. Additionally, Diversifying Strategies included a long position in gold futures, which ranged from approximately 10% to 22.5% long notional exposure during the last six months. The 22.5% was above the normal allocation range of 0% to 15% Gold for approximately three weeks, but the portfolio managers felt the exposure was important due to unique market conditions in April when investors fled to gold instead of US treasuries. That investor behavior was highly unusual and seems to have subsided over the last month. As of the end of June, the Fund had 15% long notional exposure to Gold using gold futures.
TOP PERFORMANCE CONTRIBUTORS
Contributor #1 – The Fund’s Gold position, which is included in the Diversifying Strategies, continued to be a profitable investment, particularly as faith in the US treasury market came under fire in the second quarter of 2025. It returned approximately +3.40% for the fiscal year.
Contributor #2 – Fixed Income returned approximately +3.10% for the fiscal year.
Contributor #3 – The Fund’s Equity position returned approximately +2.97% for the fiscal year.
TOP PERFORMANCE DETRACTORS
Detractor #1 – The external funds in the Diversifying Strategies were the biggest negative performers. As a whole, Diversifying Strategies returned approximately -8.13% during the fiscal year as of 06/30/2025. Market uncertainty grew as the Trump administration implemented higher tariffs. Companies and investors grappled with market choppiness as policies shifted throughout Q2 of 2025. Choppy markets can be challenging for investment strategies like the trend following and global macro strategies in the Fund, and these strategies may rely on directionality and sustained price disruption. Historically, these investment strategies can struggle at the beginning of market downturns before they adjust to market conditions and find their footing. It’s common to hear people describe these asset classes as “not first responders.” As a result, we remain confident in this piece of our portfolio and its ability to provide value in the long term, particularly with the role it plays in diversifying our portfolio and helping moderate the portfolio’s volatility.
Detractor #2 – The Fund has lower stock exposure compared to our 70/303 benchmark and many of our competitors. Thus, the explosive positive returns in the equity market after its downturn post-Liberation Day naturally puts us at a disadvantage and is expected. However, with our lower equity exposure, we aim to moderate volatility and better manage risk in order to create a smoother return stream compared to a high-stock or pure-stock strategy.
Today, the Fund’s portfolio includes approximately:
1.     52% Stock exposure, which is invested directly into stocks or through stock index futures collateralized with T-bills
2.     20% Fixed Income exposure, with an approximate 8-year duration
3.     23% Diversifying Strategies invested in T-bills to collateralize our positions in either futures or the DB swap that gives us access to the external funds. Our futures trades include a 15% notional long allocation to gold. The notional exposure in the Diversifying Strategies typically ranges between 50-70%.
As a reminder, the Fund’s portfolio includes some leverage, which is why the portfolio’s total notional exposure is more than 100%. The portfolio’s notional exposure is accessed through derivatives instruments, such as futures and swaps. The futures and swaps are collateralized with T-bills. Since T-bills are used to collateralize these other positions, our quarterly holdings report shows the majority of our cash invested in T-bills. It is important to note that the futures, swaps, and T-bills all work together to give the Fund exposure in various stock markets and diversifying strategies.
1 Volatility is the measure of how much an investment fluctuates. In this instance, it is measured by standard deviation.
2 Standard deviation is defined as a statistical measure of the dispersion of returns for a given security or market index.
3 70/30 Stock/Bond Portfolio uses 70% MSCI ACWI Index (a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets) and 30% US Aggregate Bond Index (the Bloomberg US Aggregate Bond Index, a broad-based flagship benchmark that measures the investment grade USD-denominated fixed-rate taxable bond market), and its statistics used in the tables above reflect no deductions for fees, expenses, or taxes.
FORKX Volatility Comparisons – reflects Class K Shares fees
Volatility (Standard Deviation)	Fund	70/30 Portfolio	MSCI ACWI Index	U.S. Aggregate Bond Index
(06/30/24 - 06/30/2025)	10.47%	10.80%	15.13%	5.17%
(07/26/2018 - 06/30/2025)	8.32%	12.42%	16.43%	5.77%
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $25,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $25,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	Since Inception[1]
Abraham Fortress Fund (Class K/FORKX)	-2.07%	5.80%	5.87%
70/30 Blended Index	13.15%	9.31%	7.97%
MSCI ACWI Index	16.17%	13.65%	10.36%
Bloomberg U.S. Aggregate Bond Index	6.08%	-0.73%	1.81%
[1]
Class K shares commenced operations on July 26, 2018 and the performance figures include the performance of the Abraham Fortress Fund, LP (the CFTC regulated Predecessor Fund), prior to October 13, 2021.

Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://www.abrahamtrading.com/performance for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$75,317,508
Total number of portfolio holdings	228
Total advisory fees paid (net)	$93,632
Portfolio turnover rate as of the end of the reporting period	68%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term money market holdings, if any. The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
United States Treasury Bill, 4.115%, 9/25/2025	25.2%
United States Treasury Bill, 4.069%, 7/24/2025	18.1%
United States Treasury Bill, 4.096%, 10/23/2025	15.3%
United States Treasury Note, 4.500%, 11/15/2033	5.1%
United States Treasury Note, 4.125%, 11/15/2032	5.0%
United States Treasury Note, 3.375%, 5/15/2033	5.0%
United States Treasury Note, 4.375%, 5/15/2034	5.0%
NVIDIA Corp.	2.1%
Microsoft Corp.	2.0%
Apple, Inc.	1.8%
Asset Allocation
U.S. Treasury Bills	61.0%
Common Stocks	30.0%
U.S. Treasury Notes	20.1%
Short-Term Investments	0.0%
Liabilities in Excess of Other Assets	(11.1)%
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://funddocs.filepoint.com/abraham/. You can also request this information by contacting us at (844) 323-8200.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (844) 323-8200 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
Abraham Fortress Fund - Class K

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-323-8200.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Abraham Fortress Fund	FYE 6/30/2025	FYE 6/30/2024
(a)	Audit Fees	$29,250	$28,500
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$6,500	$6,500
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, LTD applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Abraham Fortress Fund	FYE 6/30/2025	FYE 6/30/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Abraham Fortress Fund	FYE 6/30/2025	FYE 6/30/2024
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ABRAHAM FORTRESS FUND

(Class I: FORTX)

(Class K: FORKX)

ANNUAL FINANCIALS AND OTHER INFORMATION

JUNE 30, 2025

Abraham Fortress Fund

A series of Investment Managers Series Trust II

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights
Consolidated Schedule of Investments	1
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Financial Highlights	14
Class I	14
Class K	15
Notes to Consolidated Financial Statements	16
Report of Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)	32

This report and the financial statements contained herein are provided for the general information of the shareholders of the Abraham Fortress Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.abrahamtrading.com

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2025

Number of Shares		Value
	COMMON STOCKS — 30.0%[1]
	COMMUNICATIONS — 3.5%
5,440	Alphabet, Inc. - Class A	$958,691
2,912	AT&T, Inc.	84,273
17	Booking Holdings, Inc.	98,417
83	Charter Communications, Inc. - Class A*	33,931
1,863	Comcast Corp. - Class A	66,491
1,134	Meta Platforms, Inc. - Class A	836,994
181	Netflix, Inc.*	242,383
509	T-Mobile US, Inc.	121,274
1,712	Verizon Communications, Inc.	74,078
741	Walt Disney Co.	91,892
704	Warner Bros Discovery, Inc.*	8,068
		2,616,492
	CONSUMER DISCRETIONARY — 2.6%
4,140	Amazon.com, Inc.*	908,275
110	Aptiv PLC*[2]	7,504
8	AutoZone, Inc.*	29,698
550	Chipotle Mexican Grill, Inc.*	30,882
255	eBay, Inc.	18,987
1,629	Ford Motor Co.	17,675
592	General Motors Co.	29,132
426	Home Depot, Inc.	156,189
275	Lowe’s Cos., Inc.	61,014
133	Marriott International, Inc. - Class A	36,337
305	McDonald’s Corp.	89,112
645	NIKE, Inc. - Class B	45,821
405	O’Reilly Automotive, Inc.*	36,503
478	Starbucks Corp.	43,799
1,169	Tesla, Inc.*	371,344
486	TJX Cos., Inc.	60,016
		1,942,288
	CONSUMER STAPLES — 1.6%
749	Altria Group, Inc.	43,914
1,761	Coca-Cola Co.	124,591
344	Colgate-Palmolive Co.	31,270
77	Constellation Brands, Inc. - Class A	12,526
181	Costco Wholesale Corp.	179,179
94	Dollar General Corp.	10,752
147	Estee Lauder Cos., Inc. - Class A	11,878
137	Kimberly-Clark Corp.	17,662
499	Kraft Heinz Co.	12,884
569	Mondelez International, Inc. - Class A	38,373

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

Number of Shares		Value
	COMMON STOCKS [1] (Continued)
	CONSUMER STAPLES (Continued)
432	Monster Beverage Corp.*	$27,060
564	PepsiCo, Inc.	74,471
635	Philip Morris International, Inc.	115,652
987	Procter & Gamble Co.	157,249
195	Target Corp.	19,237
352	Walgreens Boots Alliance, Inc.	4,041
3,393	Walmart, Inc.	331,767
		1,212,506
	ENERGY — 0.6%
786	Chevron Corp.	112,547
538	ConocoPhillips	48,280
239	EOG Resources, Inc.	28,587
1,978	Exxon Mobil Corp.	213,228
572	Schlumberger N.V.[2]	19,334
		421,976
	FINANCIALS — 3.8%
316	American Express Co.	100,798
339	American International Group, Inc.	29,015
90	Aon PLC - Class A2	32,108
3,337	Bank of America Corp.	157,907
337	Bank of New York Mellon Corp.	30,704
913	Berkshire Hathaway, Inc. - Class B*	443,508
62	Blackrock, Inc.	65,054
174	Capital One Financial Corp.	37,020
771	Charles Schwab Corp.	70,346
176	Chubb Ltd.[2]	50,991
809	Citigroup, Inc.	68,862
147	CME Group, Inc.	40,516
248	Fidelity National Information Services, Inc.	20,190
269	Fiserv, Inc.*	46,378
142	Goldman Sachs Group, Inc.	100,500
230	Intercontinental Exchange, Inc.	42,198
1,205	JPMorgan Chase & Co.	349,342
206	Marsh & McLennan Cos., Inc.	45,040
401	Mastercard, Inc. - Class A	225,338
343	MetLife, Inc.	27,584
76	Moody’s Corp.	38,121
732	Morgan Stanley	103,110
34	MSCI, Inc.	19,609
479	PayPal Holdings, Inc.*	35,599
172	PNC Financial Services Group, Inc.	32,064

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

Number of Shares		Value
	COMMON STOCKS [1] (Continued)
	FINANCIALS (Continued)
238	Progressive Corp.	$63,513
144	S&P Global, Inc.	75,930
92	T. Rowe Price Group, Inc.	8,878
544	Truist Financial Corp.	23,387
605	U.S. Bancorp	27,376
888	Visa, Inc. - Class A	315,284
1,626	Wells Fargo & Co.	130,275
		2,856,545
	HEALTH CARE — 2.6%
721	Abbott Laboratories	98,063
721	AbbVie, Inc.	133,832
123	Agilent Technologies, Inc.	14,515
32	Align Technology, Inc.*	6,059
230	Amgen, Inc.	64,218
204	Baxter International, Inc.	6,177
116	Becton Dickinson & Co.	19,981
581	Boston Scientific Corp.*	62,405
905	Bristol-Myers Squibb Co.	41,892
238	Centene Corp.*	12,919
135	Cigna Group	44,628
538	CVS Health Corp.	37,111
291	Danaher Corp.	57,484
160	Dexcom, Inc.*	13,966
255	Edwards Lifesciences Corp.*	19,944
99	Elevance Health, Inc.	38,507
390	Eli Lilly & Co.	304,017
23	Embecta Corp.	223
149	GE HealthCare Technologies, Inc.	11,036
511	Gilead Sciences, Inc.	56,655
10	GRAIL, Inc.*	514
127	HCA Healthcare, Inc.	48,654
52	Humana, Inc.	12,713
35	IDEXX Laboratories, Inc.*	18,772
64	Illumina, Inc.*	6,106
146	Intuitive Surgical, Inc.*	79,338
78	IQVIA Holdings, Inc.*	12,292
1,073	Johnson & Johnson	163,901
548	Medtronic PLC[2]	47,769
1,030	Merck & Co., Inc.	81,535
165	Moderna, Inc.*	4,552
2,288	Pfizer, Inc.	55,461
44	Regeneron Pharmaceuticals, Inc.	23,100

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

Number of Shares		Value
	COMMON STOCKS [1] (Continued)
	HEALTH CARE (Continued)
58	Solventum Corp.*	$4,399
154	Stryker Corp.	60,927
161	Thermo Fisher Scientific, Inc.	65,279
384	UnitedHealth Group, Inc.	119,797
104	Vertex Pharmaceuticals, Inc.*	46,301
193	Zoetis, Inc.	30,098
		1,925,140
	INDUSTRIALS — 1.8%
235	3M Co.	35,776
488	Amphenol Corp. - Class A	48,190
172	Automatic Data Processing, Inc.	53,045
240	Boeing Co.*	50,287
353	Carrier Global Corp.	25,836
221	Caterpillar, Inc.	85,794
168	Cintas Corp.	37,442
904	CSX Corp.	29,498
125	Deere & Co.	63,561
163	Eaton Corp. PLC[2]	58,189
243	Emerson Electric Co.	32,399
108	FedEx Corp.	24,550
112	GE Vernova, Inc.	59,265
114	General Dynamics Corp.	33,249
448	General Electric Co.	115,311
281	Honeywell International, Inc.	65,439
128	Illinois Tool Works, Inc.	31,648
287	Johnson Controls International plc[2]	30,313
80	L3Harris Technologies, Inc.	20,067
112	Lockheed Martin Corp.	51,872
99	Norfolk Southern Corp.	25,341
65	Northrop Grumman Corp.	32,499
94	Old Dominion Freight Line, Inc.	15,256
147	Paychex, Inc.	21,383
129	Republic Services, Inc.	31,813
610	RTX Corp.	89,072
133	TE Connectivity PLC[2]	22,433
97	Trane Technologies PLC[2]	42,429
262	Union Pacific Corp.	60,281
354	United Parcel Service, Inc. - Class B	35,733
97	Veralto Corp.	9,792
171	Waste Management, Inc.	39,128
		1,376,891

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

Number of Shares		Value
	COMMON STOCKS [1] (Continued)
	MATERIALS — 0.3%
90	Air Products and Chemicals, Inc.	$25,385
211	DuPont de Nemours, Inc.	14,473
117	Ecolab, Inc.	31,524
599	Freeport-McMoRan, Inc.	25,967
208	Linde PLC[2]	97,589
325	Newmont Corp.	18,935
107	Sherwin-Williams Co.	36,740
		250,613
	REAL ESTATE — 0.2%
186	American Tower Corp. - REIT	41,110
176	Crown Castle, Inc. - REIT	18,081
119	Digital Realty Trust, Inc. - REIT	20,745
37	Equinix, Inc. - REIT	29,432
302	Prologis, Inc. - REIT	31,746
71	Public Storage - REIT	20,833
134	Simon Property Group, Inc. - REIT	21,542
		183,489
	TECHNOLOGY — 8.9%
269	Accenture PLC - Class A2	80,401
194	Adobe, Inc.*	75,055
666	Advanced Micro Devices, Inc.*	94,505
214	Analog Devices, Inc.	50,936
6,739	Apple, Inc.	1,382,641
362	Applied Materials, Inc.	66,271
500	Arista Networks, Inc.*	51,155
90	Autodesk, Inc.*	27,861
1,680	Broadcom, Inc.	463,092
113	Cadence Design Systems, Inc.*	34,821
1,720	Cisco Systems, Inc.	119,334
214	Cognizant Technology Solutions Corp. - Class A	16,698
335	Fortinet, Inc.*	35,416
1,658	Intel Corp.	37,139
366	International Business Machines Corp.	107,890
115	Intuit, Inc.	90,577
62	KLA Corp.	55,536
570	Lam Research Corp.	55,484
226	Microchip Technology, Inc.	15,904
457	Micron Technology, Inc.	56,325
3,061	Microsoft Corp.	1,522,572
69	Motorola Solutions, Inc.	29,012
10,190	NVIDIA Corp.	1,609,918

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

Number of Shares		Value
	COMMON STOCKS [1] (Continued)
	TECHNOLOGY (Continued)
108	NXP Semiconductors N.V.[2]	$23,597
1,089	Oracle Corp.	238,088
457	QUALCOMM, Inc.	72,782
43	Roper Technologies, Inc.	24,374
402	Salesforce, Inc.	109,621
81	ServiceNow, Inc.*	83,275
63	Synopsys, Inc.*	32,299
377	Texas Instruments, Inc.	78,273
		6,740,852
	UTILITIES — 4.1%
2,283	Alliant Energy Corp.	138,053
1,565	Ameren Corp.	150,302
1,775	American Electric Power Co., Inc.	184,174
745	American Water Works Co., Inc.	103,637
1,315	Atmos Energy Corp.	202,655
2,144	CMS Energy Corp.	148,536
1,628	Consolidated Edison, Inc.	163,370
962	Constellation Energy Corp.	310,495
330	Dominion Energy, Inc.	18,652
1,158	DTE Energy Co.	153,389
314	Duke Energy Corp.	37,052
2,472	Entergy Corp.	205,473
2,031	Evergy, Inc.	139,997
1,522	Eversource Energy	96,830
2,888	Exelon Corp.	125,397
3,369	FirstEnergy Corp.	135,636
800	NextEra Energy, Inc.	55,536
4,624	PPL Corp.	156,707
2,100	Public Service Enterprise Group, Inc.	176,778
2,471	Southern Co.	226,912
1,438	WEC Energy Group, Inc.	149,839
		3,079,420
	TOTAL COMMON STOCKS
	(Cost $16,671,874)	22,606,212

Principal Amount
	U.S. TREASURY BILLS — 61.0%
	United States Treasury Bill
$500,000	3.936%, 7/10/2025[3,4,5]	499,477
1,250,000	4.034%, 7/17/2025[3,4,5]	1,247,697
13,700,000	4.069%, 7/24/2025[3,4,5]	13,663,517
19,200,000	4.115%, 9/25/2025[3,4,5,6]	19,007,347

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

Principal Amount		Value
	U.S. TREASURY BILLS (Continued)
$11,700,000	4.096%, 10/23/2025[3,4,5]	$11,544,975
	TOTAL U.S. TREASURY BILLS
	(Cost $45,967,722)	45,963,013
	U.S. TREASURY NOTES — 20.1%
	United States Treasury Note
3,750,000	4.125%, 11/15/2032	3,775,928
3,950,000	3.375%, 5/15/2033	3,765,460
3,700,000	4.500%, 11/15/2033	3,801,028
3,700,000	4.375%, 5/15/2034	3,758,245
	TOTAL U.S. TREASURY NOTES
	(Cost $15,015,044)	15,100,661
	SHORT-TERM INVESTMENTS — 0.0%
10	UMB Bank, Money Market Fiduciary Deposit Investment, 0.01%[3,5,7]	10
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $10)	10
	TOTAL INVESTMENTS — 111.1%
	(Cost $77,654,650)	83,669,896
	Liabilities in Excess of Other Assets — (11.1)%	(8,352,388)
	TOTAL NET ASSETS — 100.0%	$75,317,508

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	See additional notional stock exposure value via stock index futures on page 10.
[2]	Foreign security denominated in U.S. dollars.
[3]	All or a portion of this security is segregated as collateral for derivatives. The market value of the securities pledged as collateral was $30,458,017, which represents 40.44% of total net assets of the Fund.
[4]	The rate is the effective yield as of June 30, 2025.
[5]	All or a portion of this security is a holding of Abraham Fortress Fund Ltd.
[6]	Fair value of this security exceeds 25% of the Fund’s net assets.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

					Unrealized
	Expiration	Number of	Notional	Value at	Appreciation
Long Contracts	Date	Contracts	Value	June 30, 2025	(Depreciation)
Commodity Futures
CMX Gold[1]	August 2025	34	$11,401,023	$11,246,180	$(154,843)
NYMEX Platinum[1]	October 2025	30	1,868,879	2,014,500	145,621

Index Futures
CME E-mini S&P 500	September 2025	15	4,671,239	4,690,313	19,074
NYF MSCI EAFE Index	September 2025	92	12,224,336	12,335,820	111,484
Total Long Contracts			$30,165,477	$30,286,813	$121,336

TOTAL FUTURES CONTRACTS			$30,165,477	$30,286,813	$121,336

[1]	All or a portion of this security is a holding of Abraham Fortress Fund Ltd.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

SWAP CONTRACTS

(OTC) TOTAL RETURN SWAP

		Pay/Receive					Unrealized
		Total Return on	Financing	Payment	Termination	Notional	Appreciation
Counterparty	Reference Entity	Reference Entity	Rate Paid [1]	Frequency	Date	Value	(Depreciation)
Deutsche Bank	Abraham Fortress dbSelect Index [2]	Receive	0.45% of Notional Value	Quarterly	June 13, 2029	$66,057,632	$(10,020,478)
TOTAL SWAP CONTRACTS							$(10,020,478)

[1]	Financing rate is based upon notional trading amounts at period end.
[2]	This investment is a holding of the Abraham Fortress Fund Ltd. and is comprised of a proprietary basket of alternative programs investing in various futures contracts and forward foreign currency exchange contracts.

Total Return Swap Top Holdings ^

FUTURES CONTRACTS

					Percentage
					of Custom Swap’s
		Number of		Unrealized	Unrealized
	Expiration	Long	Notional	Appreciation	Appreciation
Description	Date	Contracts	Value	(Depreciation)	(Depreciation)
LIF 3 month Euro (EURIBOR)	March 2026	26	$7,572,162	$203	0.05%
NYB Sugar No.11 Future	February 2026	265	5,056,848	(50,453)	-11.62%
IFLL 3 Month SONIA Index	September 2026	15	4,935,947	6,942	1.60%
CME Feeder Cattle Future	October 2025	28	4,357,474	59,546	13.71%
LIF 3 month Euro (EURIBOR)	June 2028	14	3,992,838	(978)	-0.23%
LIF 3 month Euro (EURIBOR)	June 2026	13	3,759,984	(758)	-0.17%
SFE 3 year Australian Treasury Bond	September 2025	48	3,399,349	2,941	0.68%
LIF 3 month Euro (EURIBOR)	June 2027	12	3,356,104	(810)	-0.19%
CME Live Cattle Future	October 2025	35	2,929,905	(27,223)	-6.27%
IFLL 3 Month SONIA Index	June 2027	9	2,901,958	2,748	0.63%
CME SOFR 3month	June 2028	11	2,758,388	3,160	0.73%
SFE 90 Day Bank Accepted Bill Future	March 2026	17	2,682,671	3,082	0.71%
NYM NY Harbour ULSD Future	August 2025	28	2,668,429	(72,433)	-16.68%
CMX Silver	September 2025	14	2,496,331	35,575	8.19%
LIF White Sugar Future	July 2025	103	2,431,862	(211,078)	-48.62%
LIF White Sugar Future	September 2025	105	2,431,312	(139,613)	-32.16%
CME GBP/USD	September 2025	28	2,361,182	27,844	6.41%
CME SOFR 3month	June 2027	9	2,277,590	3,573	0.82%
CBT 2 year US Treasury Notes	September 2025	10	2,178,773	2,682	0.62%
IFLL 3 Month SONIA Index	June 2028	6	1,885,620	498	0.11%
EUX 10 year Italian Bond	September 2025	13	1,840,212	1,129	0.26%
ICE Brent Crude Monthly Future	August 2025	27	1,766,811	43,996	10.13%
EUX DAX Index Future	September 2025	2	1,763,748	13,628	3.14%
CBT 5 year US Treasury Notes	September 2025	16	1,701,630	5,816	1.34%
CME Lean Hog Future	July 2025	38	1,687,992	41,409	9.54%
CME E-Mini S&P 500	September 2025	5	1,660,638	4,733	1.09%
LIF FTSE 100 Index Future	September 2025	14	1,657,110	(12,923)	-2.98%
LIF 3 month Euro (EURIBOR)	September 2027	5	1,466,360	(514)	-0.12%
LIF 3 month Euro (EURIBOR)	December 2026	4	1,281,440	(549)	-0.13%
LME Copper Grade A Future	September 2025	5	1,258,618	31,112	7.17%
LIF 3 month Euro (EURIBOR)	March 2027	4	1,144,980	(419)	-0.10%
CBT Soybeans Future	November 2025	21	1,093,607	(11,053)	-2.55%
CBT Soybeans Future	January 2026	21	1,092,580	(3,103)	-0.71%
CME SOFR 3month	September 2027	4	1,064,213	1,605	0.37%
CME SOFR 3month	December 2027	4	1,063,505	1,495	0.34%
ICE Brent Crude Monthly Future	September 2025	16	1,042,805	(11,854)	-2.73%
SFE SPI 200 Index	September 2025	7	1,005,224	(1,163)	-0.27%
SGX Nikkei 225 Index	September 2025	7	965,628	48,236	11.11%
IFLL 3 Month SONIA Index	September 2027	3	951,816	990	0.23%
IFLL 3 Month SONIA Index	December 2027	3	951,438	827	0.19%
IFLL 3 Month SONIA Index	March 2028	3	951,071	812	0.19%
CME SOFR 3month	March 2028	4	948,970	1,159	0.27%
IFLL 3 Month SONIA Index	March 2026	3	932,715	606	0.14%
LIF 3 month Euro (EURIBOR)	December 2027	3	856,744	(325)	-0.07%
HKG Hang Seng Index	July 2025	5	839,990	(2,430)	-0.56%
CME SOFR 3month	March 2027	3	824,013	863	0.20%
IFLL 3 Month SONIA Index	December 2026	2	796,681	667	0.15%
SFE 10 year Australian Treasury Bond Future	September 2025	10	786,302	211	0.05%
CME Lean Hog Future	June 2026	19	758,426	5,429	1.25%
NYM Palladium	September 2025	6	723,905	73,617	16.96%
CMX Silver	December 2025	4	710,285	46,747	10.77%
CME SOFR 3month	December 2026	3	696,920	1,005	0.23%
CME SOFR 3month	March 2029	3	681,484	859	0.20%
MSE S&P Canada 60 Index Future	September 2025	3	665,459	1,659	0.38%
			$104,068,047	$(70,275)

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2025

FUTURES CONTRACTS - Continued

					Percentage
					of Custom Swap’s
		Number of		Unrealized	Unrealized
	Expiration	Short	Notional	Appreciation	Appreciation
Description	Date	Contracts	Value	(Depreciation)	(Depreciation)
NYB Sugar No.11 Future	September 2025	(520)	$(9,492,552)	$230,447	53.08%
CME EUR/USD	September 2025	(55)	(8,074,237)	(210,979)	-48.59%
CME SOFR 3month	June 2026	(24)	(5,842,879)	(15,556)	-3.58%
CME AUD/USD	September 2025	(64)	(4,200,203)	(27,695)	-6.38%
CME Live Cattle Future	February 2026	(38)	(3,152,886)	14,714	3.39%
CME Feeder Cattle Future	January 2026	(16)	(2,307,794)	(52,914)	-12.19%
CME JPY/USD	September 2025	(26)	(2,267,201)	(5,356)	-1.23%
CBT Corn Future	December 2025	(97)	(2,075,017)	38,086	8.77%
NYM Gasoline RBOB Future	August 2025	(21)	(1,780,478)	8,200	1.89%
CME Feeder Cattle Future	November 2025	(11)	(1,667,413)	9,217	2.12%
NYM Gasoline RBOB Future	September 2025	(18)	(1,421,921)	15,712	3.62%
CBT Corn Future	September 2025	(66)	(1,366,959)	28,422	6.55%
CME Lean Hog Future	August 2025	(29)	(1,239,960)	20,852	4.80%
NYM NY Harbour ULSD Future	November 2025	(12)	(1,068,912)	53,495	12.32%
CMX Copper Future	December 2025	(7)	(914,139)	(22,166)	-5.11%
CBT Wheat Future	December 2025	(31)	(885,352)	18,627	4.29%
IFLL 3 Month SONIA Index	June 2026	(2)	(818,728)	(677)	-0.16%
MSE Three-Month CORRA Futures	December 2025	(4)	(766,218)	(229)	-0.05%
CME Lean Hog Future	February 2026	(22)	(753,619)	(7,480)	-1.72%
CBT 30 year US Treasury Bonds	September 2025	(6)	(743,322)	(2,768)	-0.64%
EUX Euro-BUND	September 2025	(5)	(725,126)	2,262	0.52%
			$(51,564,916)	$94,214

FORWARD FOREIGN CURRENCY CONTRACTS

							Percentage
							of Custom Swap’s
						Unrealized	Unrealized
		Currency Units to				Appreciation	Appreciation
Settlement Date	Counterparty	Receive/(Deliver)		In Exchange For		(Depreciation)	(Depreciation)
7/3/2025	Deutsche Bank	12,879,253	CNH	(1,798,216)	USD	(45)	-0.01%
7/2/2025	Deutsche Bank	(884,675)	GBP	1,033,399	EUR	137	0.03%
7/2/2025	Deutsche Bank	742,636	USD	(632,185)	EUR	(62)	-0.01%

^	These investments are not direct holdings of the Fund. The holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2025

Assets:
Investments, at value (cost $77,654,650)	$83,669,896
Cash	325,870
Cash deposited with brokers for open futures contracts	1,170,114
Cash held as collateral for open swap contract	75,784
Net unrealized appreciation on futures contracts	121,336
Receivables:
Fund shares sold	16,784
Dividends and interest	89,038
Other prepaid expenses	17,308
Total Assets	85,486,130

Liabilities:
Unrealized depreciation on total return swap contract	10,020,478
Payables:
Advisory fees, net	22,406
Shareholder servicing fees (Note 6)	14,041
Fund administration and accounting fees	27,620
Transfer agent fees and expenses	11,785
Custody fees	1,727
Auditing fees	36,223
Trustees’ deferred compensation (Note 3)	14,688
Legal fees	7,596
Printing and Postage	5,848
Chief Compliance Officer fees	2,855
Trustees’ Fees payable	782
Accrued other expenses	2,573
Total liabilities	10,168,622
Commitments and contingencies (Note 3)
Net Assets	$75,317,508

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$70,242,778
Total accumulated earnings (deficit)	5,074,730
Net Assets	$75,317,508

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$50,927,769
Shares of beneficial interest issued and outstanding	5,103,488
Net asset value, redemption, and offering price per share	$9.98

Class K Shares:
Net assets applicable to shares outstanding	$24,389,739
Shares of beneficial interest issued and outstanding	2,441,471
Net asset value, redemption, and offering price per share	$9.99

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2025

Investment Income:
Dividends (net of withholding tax of $66)	$314,265
Interest	2,606,654
Total investment income	2,920,919

Expenses:
Advisory fees	379,843
Shareholder servicing fees - Class I (Note 6)	43,207
Fund administration and accounting fees	159,380
Transfer agent fees and expenses	81,935
Custody fees	15,217
Registration fees	42,563
Auditing fees	35,973
Legal fees	20,473
Shareholder reporting fees	15,537
Chief Compliance Officer fees	15,129
Trustees’ fees and expenses	13,985
Insurance fees	4,385
Miscellaneous	4,612
Total expenses	832,239
Advisory fees waived	(286,211)
Fees paid indirectly (Note 3)	(9,024)
Net expenses	537,004
Net investment income (loss)	2,383,915

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(187,900)
Futures contracts	627,733
Net realized gain (loss)	439,833
Net change in unrealized appreciation/depreciation on:
Investments	3,210,691
Futures contracts	216,641
Swap contracts	(8,176,440)
Net change in unrealized appreciation/depreciation	(4,749,108)
Net realized and unrealized gain (loss)	(4,309,275)

Net Increase (Decrease) in Net Assets from Operations	$(1,925,360)

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2025	June 30, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$2,383,915	$2,059,681
Net realized gain (loss) on investments and futures contracts	439,833	1,905,316
Net change in unrealized appreciation/depreciation on investments,
futures contracts, and swap contracts	(4,749,108)	3,434,070
Net increase (decrease) in net assets resulting from operations	(1,925,360)	7,399,067

Distributions to Shareholders:
Distributions from distributable earnings:
Class I	(1,578,336)	(683,724)
Class K	(857,947)	(507,674)
Total distributions to shareholders	(2,436,283)	(1,191,398)

Capital Transactions:
Net proceeds from shares sold:
Class I	23,106,850	17,505,179
Class K	1,020,031	1,771,879
Reinvestment of distributions:
Class I	1,578,074	683,575
Class K	857,947	493,148
Cost of shares redeemed:
Class I	(10,547,450)	(5,871,323)
Class K	(3,795,627)	(2,736,649)
Net increase (decrease) in net assets from capital transactions	12,219,825	11,845,809

Total increase (decrease) in net assets	7,858,182	18,053,478

Net Assets:
Beginning of year	67,459,326	49,405,848
End of year	$75,317,508	$67,459,326

Capital Share Transactions:
Shares sold:
Class I	2,213,676	1,830,505
Class K	99,642	183,306
Shares reinvested:
Class I	153,509	71,354
Class K	83,458	51,477
Shares redeemed:
Class I	(1,049,825)	(608,752)
Class K	(364,872)	(279,066)
Net increase (decrease) in capital shares	1,135,588	1,248,824

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

				For the
	For the	For the	For the	Period October 13, 2021*
	Year Ended	Year Ended	Year Ended	through
	June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022
Net asset value, beginning of period	$10.52	$9.57	$9.72	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.32	0.33	0.21	0.01
Net realized and unrealized gain (loss)	(0.54)	0.80	0.32	(0.13)
Total from investment operations	(0.22)	1.13	0.53	(0.12)

Less Distributions:
From net investment income	(0.32)	(0.18)	(0.68)	-
From net realized gain	-	-	-	(0.16)
Total distributions	(0.32)	(0.18)	(0.68)	(0.16)

Net asset value, end of period	$9.98	$10.52	$9.57	$9.72

Total return[2]	(2.15)%	12.04%	6.13%	(1.23)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,928	$39,834	$23,857	$15,328

Ratio of expenses to average net assets
Before fees waived and absorbed	1.13%	1.21%	1.41%	1.42%[4]
After fees waived and absorbed	0.74%	0.74%	0.75%	0.75%[4]
Ratio of net investment income (loss) to average net assets
Before fees waived and absorbed	2.72%	2.86%	1.60%	(0.58)%[4]
After fees waived and absorbed	3.11%	3.33%	2.26%	0.09%[4]

Portfolio turnover rate[5]	68%	20%	54%	61%[3]

*	Beginning of reporting period (See Note 1).
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not Annualized.
[4]	Annualized.
[5]	Calculated at the Fund level.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class K

Per share operating performance.

For a capital share outstanding throughout each period.

				For the
	For the	For the	For the	Period October 13, 2021*
	Year Ended	Year Ended	Year Ended	through
	June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022
Net asset value, beginning of period	$10.53	$9.58	$9.72	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.33	0.33	0.22	0.01
Net realized and unrealized gain (loss)	(0.54)	0.81	0.33	(0.13)
Total from investment operations	(0.21)	1.14	0.55	(0.12)

Less Distributions:
From net investment income	(0.33)	(0.19)	(0.69)	-
From net realized gain	-	-	-	(0.16)
Total distributions	(0.33)	(0.19)	(0.69)	(0.16)

Net asset value, end of period	$9.99	$10.53	$9.58	$9.72

Total return[2]	(2.07)%	12.11%	6.32%	(1.23)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,390	$27,625	$25,548	$36,303

Ratio of expenses to average net assets
Before fees waived and absorbed	1.04%	1.12%	1.31%	1.32%[4]
After fees waived and absorbed	0.65%	0.65%	0.65%	0.65%[4]
Ratio of net investment income (loss) to average net assets
Before fees waived and absorbed	2.81%	2.95%	1.70%	(0.48)%[4]
After fees waived and absorbed	3.20%	3.42%	2.36%	0.19%[4]

Portfolio turnover rate[5]	68%	20%	54%	61%[3]

*	Beginning of reporting period (See Note 1).
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not Annualized.
[4]	Annualized.
[5]	Calculated at the Fund level.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2025

Note 1 – Organization

Abraham Fortress Fund (the “Fund”) is organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is classified as a diversified Fund.

The Fund’s primary investment objective is to protect capital and achieve long-term capital appreciation. The Fund currently has two classes of shares, Class I and Class K. Class C shares have not yet commenced operations.

The Fund began reporting as a registered open-end management investment company on October 13, 2021 with a transfer of shares of the Fund in exchange for the net assets of the Predecessor Fund, a Delaware statutory limited partnership. This exchange was nontaxable, whereby the Fund issued 1,133,973 Class I shares and 3,457,642 Class K shares for the net assets of the Predecessor Fund on October 13, 2021. Net assets with a fair market value consisting of cash, interest receivable and securities and derivative instruments of the Predecessor Fund were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The inception date of the Predecessor Fund was July 26, 2018. From July 26, 2018 until October 12, 2021, the Predecessor Fund was regulated by the Commodity Futures Trading Commission (“the CFTC”) and National Futures Association (“NFA”) as a Commodity Pool, and over that entire time period, Abraham Trading Company (the “Advisor”) was the registered Commodity Pool Operator of the Predecessor Fund. The Advisor has been continuously registered with the CFTC and NFA as a Commodity Trading Advisor and Commodity Pool Operator since 1990. Cohen & Company, Ltd. served as the auditor of the Predecessor Fund from July 31, 2018 through October 12, 2021. After the conversion of the Predecessor Fund to a 1940 Act open ended mutual fund on October 13, 2021, Cohen & Company, Ltd. has continued to serve as the auditor of the Fund. The Predecessor Fund was required to have audited financial statements, including the reporting of investments, filed annually with both the CFTC and NFA. UMB Fund Services (“UMBFS”) was the administrator of the Predecessor Fund prior to its conversion to the Fund, and currently UMBFS is the co-administrator of the Fund.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Board of Trustees (“Trustees”). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Advisor to make investment decisions, and the results of the operations, as shown on the Consolidated Statements of Operations and the Consolidated Financial Highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to Consolidated Financial Statements and there are no resources allocated to the Fund based on performance measurements. The management of the Fund’s Advisor is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

(a) Consolidation of Subsidiary

The Fund may invest up to 25% of its total assets in its subsidiary, Abraham Fortress Fund Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”) formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Abraham Trading Company and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for derivative positions. The inception date of the Subsidiary was October 13, 2021. As of June 30, 2025, total assets of the Fund were $85,486,130, of which $17,087,784, or 19.99%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operating during the reporting period. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date reported in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.

(a) Valuation of Investments

The Fund records investments at fair value. The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

Financial derivative instruments, such as forward currency contracts, futures contracts, options contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

Forward currency contracts are generally categorized in Level 2. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Options contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized as Level 1. In the absence of a closing price, options contracts will be valued at the last bid or the mean between the last available bid and ask price, and categorized in Level 2.

The Fund’s total return swap contract tracks the performance of various underlying investment managers trading programs through a Deutsche Bank AG, London Branch proprietary index. The fair value of the total return swap contract is valued on each index business day as set out in the index description utilizing market data as of 4:15 pm London time and trade data as of 5:00 pm London time.

Please refer to Note 8 for more information on valuation.

(b) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

(d) Futures Contracts

The Fund may use interest rate, foreign currency, index, commodity, and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The Fund may invest in futures contracts and options on futures contracts through the Subsidiary. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transactions and the Fund’s basis in the contract. Cash equal to the proceeds is settled in the broker account when the contracts are closed. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

(e) Swap Transactions

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels. The Subsidiary’s total return swap contract tracks the performance of various underlying investment managers trading programs through a Deutsche Bank AG, London Branch proprietary index. The fair value of the total return swap contract is valued on each index business day as set out in the index description utilizing market data as of 4:15 pm London time and trade data as of 5:00 pm London time.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index designed to replicate the aggregate returns of a trading strategy or basket of trading strategies). That is, one party agrees to pay another party the return on a security, basket of securities, or an index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

(f) Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees and certain transfer agent fees and expenses discussed below, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund may invest in real estate investments trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms. At June 30, 2025, such collateral is denoted in the Fund’s Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Also in conjunction with the use of futures contracts and swap contracts, the Fund, when appropriate, may utilize a segregated margin deposit account with the counterparty. At June 30, 2025, these segregated margin deposit accounts are denoted in the Fund’s Consolidated Statement of Assets and Liabilities.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

(h) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

ASC 740 Income Taxes, (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the year ended June 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(j) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, fees and costs associated with derivatives, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 0.75% and 0.65% of the average daily net assets of the Fund’s Class I and Class K shares, respectively. Annual operating expenses include shareholder servicing fees, which are a class-level expense (see Note 6). To the extent these fees are below their maximum for the fiscal year, Class I actual net expenses may be below the stated expense limit after waivers. This agreement is effective until October 31, 2034, and it may be terminated before that date by the Trust’s Board of Trustees on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. This agreement may also be terminated by the Advisor with respect to the Fund, effective at the end of its then current term, without payment of any penalty upon at least sixty (60) days’ written notice prior to expense limitation period of the Fund, subject to the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld.

The Advisor is responsible for the Subsidiary’s day-to-day business pursuant to an advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services, under substantially the same terms, as are provided to the Fund. The Subsidiary advisory agreement provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Advisor receives no compensation for the services it provides to the Subsidiary.

For the year ended June 30, 2025, the Advisor waived a portion of its advisory fees totaling $286,211 for the Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. At June 30, 2025, the amount of these potentially recoverable expenses was $863,556. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

2026	$298,696
2027	278,649
2028	286,211
Total	$863,556

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2025, are reported on the Consolidated Statement of Operations. The Fund has a fee agreement with its custodian, UMB Bank, N.A., which provides for custody fees to be reduced by earnings credit based on cash balances left on deposit with the custodian. For the year ended June 30, 2025, the fees waived were $9,024 of Custody fees. Such amount is reported as “Fees paid indirectly” on Consolidated Statement of Operations.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2025, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Consolidated Statement of Operations.

Employees of the Advisor, and other accounts under their control, constituted approximately 22% and 10% of the outstanding Class I Shares and Class K Shares, respectively of the Fund as of June 30, 2025.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various funds in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Consolidated Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Consolidated Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2025, are reported on the Consolidated Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2025, gross unrealized appreciation and (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$77,654,650

Gross unrealized appreciation	$7,196,139
Gross unrealized depreciation	(1,180,893)
Net unrealized appreciation/(depreciation)	$6,015,246

As of June 30, 2025, there were no differences between cost amounts for financial statement and federal income tax purposes.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2025, the permanent differences in book and tax accounting relate to the deconsolidation of the Subsidiary’s activity.

Increase (Decrease)
Paid-in Capital	Total Accumulated Earnings (Deficit)
$(5,176,853)	$5,176,853

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

As of June 30, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$796,653
Undistributed long-term capital gains	-
Tax accumulated earnings	796,653

Accumulated capital and other losses	(1,737,169)
Unrealized appreciation/(depreciation) on investments	6,015,246
Total accumulated earnings/(deficit)	$5,074,730

The tax character of distributions paid during the fiscal years ended June 30, 2025 and June 30, 2024 were as follows:

Distributions paid from:	2025	2024
Ordinary income	$2,436,283	$1,191,398
Net long-term capital gains	-	-
Total distributions paid	$2,436,283	$1,191,398

At June 30, 2025, the Fund had accumulated capital loss carry forwards as follows:

Not subject to expiration:
Short-term	$789,550
Long-term	925,115
$1,714,665

Note 5 – Investment Transactions

For the year ended June 30, 2025, purchases and sales of investments, excluding short-term investments, futures contracts, and swap contracts, were $28,833,426 and $27,400,759, respectively. For the year ended June 30, 2025, purchases and sales of U.S. Treasury Notes, were $28,833,426 and $27,400,749, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2025, shareholder servicing fees incurred by the Fund are disclosed on the Consolidated Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

FASB ASC 820, Fair Value Measurements defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2025, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks[1]	$22,606,212	$-	$-	$22,606,212
U.S. Treasury Bills	-	45,963,013	-	45,963,013
U.S. Treasury Notes	-	15,100,661	-	15,100,661
Short-Term Investments	10	-	-	10
Total Investments	22,606,222	61,063,674	-	83,669,896
Other Financial Instruments*
Futures Contracts	276,179	-	-	276,179
Total Assets	$22,882,401	$61,063,674	$-	$83,946,075

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

	Level 1	Level 2	Level 3**	Total
Liabilities
Other Financial Instruments*
Futures Contracts	$154,843	$-	$-	$154,843
Swap Contracts	-	10,020,478	-	10,020,478
Total Liabilities	$154,843	$10,020,478	$-	$10,175,321

[1]	For a detailed break-out of common stock sectors, please refer to Consolidated Schedule of Investments.
*	Other financial instruments are derivative instruments such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities during the year ended June 30, 2025.

Note 9 – Derivatives and Hedging Disclosures

FASB ASC Topic 815, Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts and swap contracts during the year ended June 30, 2025.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Fund as of June 30, 2025 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Consolidated Statement of Asset and Liabilities Location	Value	Consolidated Statement of Asset and Liabilities Location	Value
Commodity Contracts	Unrealized appreciation on futures contracts	$145,621	Unrealized depreciation on futures contracts	$154,843
Index contracts	Unrealized appreciation on futures contracts	130,558	Unrealized depreciation on futures contracts	-
Mixed: Commodity, interest rate, equity and foreign exchange contracts	Unrealized appreciation on total return swap contract	-	Unrealized depreciation on total return swap contract	10,020,478
Total		$276,179		$10,175,321

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

The effects of the Fund’s derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2025 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Futures Contracts	Total
Commodity Contracts	$2,066,449	$2,066,449
Index contracts	(1,195,392)	(1,195,392)
Foreign exchange contracts	(243,324)	(243,324)
Total	$627,733	$627,733

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Futures Contracts	Swap Contracts	Total
Commodity contracts	$236,693	$-	$236,693
Index contracts	37,622	-	37,622
Foreign exchange contracts	(57,674)	-	(57,674)
Mixed: Commodity, interest rate, equity and foreign exchange contracts	-	(8,176,440)	(8,176,440)
Total	$216,641	$(8,176,440)	$(7,959,799)

The quarterly average volumes of derivative instruments in the Fund for the year ended June 30, 2025 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Commodity contracts	Long futures contracts	$11,860,247
Index contracts	Long futures contracts	18,036,185
Foreign exchange contracts	Short futures contracts	(992,200)
Mixed: Interest rate, equity and foreign exchange contracts	Swap contracts	50,040,583

Note 10 - Disclosures about Offsetting Assets and Liabilities

FASB ASC Topic 210-20, Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for the Fund.

The Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a net basis. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:

					Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Description/Financial Instrument/Consolidated Statement of Assets and Liabilities Location	Counterparty	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts Offset in Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on total return swap contract - liability	Deutsche Bank	$(10,020,478)	$-	$(10,020,478)	$10,020,478	$-	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, financial statement instability or other events could have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2025

Note 12- New Accounting Pronouncements

In November 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and the Fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Abraham Fortress Fund and

Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Abraham Fortress Fund (the “Fund”), a series of Investment Managers Series Trust II, as of June 30, 2025, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended June 30, 2025, 2024, and 2023, and for the period from October 13, 2021 (beginning of reporting period) through June 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

August 28, 2025

Abraham Fortress Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the period ended June 30, 2025, 18.67% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the period ended June 30, 2025, 16.94% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable.

(b)	Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a)	(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(a)	(4) Not Applicable.

(a)	(5) Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Scott Schulenburg
Scott Schulenburg, President and Principal Executive Officer

Date	9/8/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Scott Schulenburg
Scott Schulenburg, President and Principal Executive Officer

Date	9/8/2025

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	9/8/2025